Non-current prepayments	9 Months Ended
Mar. 31, 2024
Non-current Prepayments
Non-current prepayments

Note 9 – Non-current prepayments

Non-current prepayments included $292,071 for product sourcing, marketing research and promotion, and other management advisory and consulting services to companies owned by an employee and minority shareholder and by relatives of a minority shareholder of the Company. The terms of these services are from two years to five years. In addition, there was a $28,119 down payment on a four-year car lease. As of March 31, 2024 and June 30, 2023, total non-current prepayments were $320,190 and $531,456, respectively. For the three and nine months ended March 31, 2024, the Company recorded $70,422 and $211,266 amortization of prepayments in the operating expenses, respectively. For the three and nine months ended March 31, 2023, the Company recorded $107,917 and $323,751 amortization of prepayments in the operating expenses, respectively.